                           SCHEDULE 14A
                      Information Required in Proxy Statement
                                       (Rule 14a-101)
                                  SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the Securities
                                    Exchange Act of 1934
                                      (Amendment No. )

Filed by the Registrant                         / X /
Filed by a Party other than the Registrant      /    /

Check the appropriate box:
/     /     Preliminary Proxy Statement
/    /      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ X  /      Definitive Proxy Statement
/    /      Definitive Additional Materials
/    /      Soliciting Material Pursuant to Rule 14a-12

                          OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                      (Name of Registrant as Specified in its Charter)

            (Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required.
/    /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange
      Act Rule 0-11 (Set forth the amount on which the  filing fee is  calculated  and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/  /  Fee paid previously with preliminary materials.
/  /  Check  box if any  part  of the  fee is  offset  as  provided  by  Exchange  Act  Rule
      0-11(a)(2) and identify the filing for which the  offsetting fee was paid  previously.
      Identify  the  previous  filing  by  registration  statement  number,  or the  Form or
      Schedule and the date of its filing.
(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:  Schedule 14A

(3)   Filing Party: Denis R. Molleur

(4)   Date Filed:  July 22, 2003

John V. Murphy
President &                                           OppenheimerFunds Logo
Chief Executive Officer                                     OppenheimerFunds,
Inc.
                                                      498 Seventh Avenue,
                                                10th Floor
                                                      New York, NY 10018
                                                      www.oppenheimerfunds.com

                                                      August 22, 2003

Dear Oppenheimer Limited-Term Government Fund Shareholder,

We have scheduled a shareholder meeting on October 3, 2003 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote
"for" the election of Trustees and for each Proposal.  Regardless of the number of shares you own, it is important that your shares be represented and voted.  So we urge you to consider these issues carefully and make your vote count.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone by following the instructions on the proxy ballot.  Using a touch-tone telephone to cast your vote saves you time and helps reduce the Fund's expenses.  If you vote by phone, you do not need to mail the proxy ballot.

Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.  If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

What are the issues?

o     Election of Trustees.  You are being asked to consider and approve the election of eleven Trustees.  You will find detailed information on the
   Trustees in the enclosed proxy statement

o     Approval of Elimination of a Fundamental Investment Policy.  Your
   approval is requested to eliminate a fundamental investment policy of the
   Fund, and replace it with a non-fundamental policy.

Please read the enclosed proxy statement for complete details on these proposals.  Of course, if you have any questions, please contact your financial advisor, or call us at 1.800.708.7780.  As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                          Sincerely,
                                          John V. Murphy signature

Enclosures
XP0855.002.0803

                    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
PROXY CARD

      PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2003

The  undersigned,  revoking  prior  proxies,  hereby  appoints  Brian  Wixted,  Connie
Bechtolt,  Philip Vottiero,  Kathleen Ives and Philip Masterson,  and each of them, as attorneys-in-fact  and proxies of the  undersigned,  with full power of  substitution, to vote shares held in the name of the  undersigned  on the record date at the Special
Meeting of  Shareholders of Oppenheimer  Limited-Term  Government Fund (the "Fund") to
be held at 6803 South Tucson Way,  Centennial,  Colorado,  80112,  on October 3, 2003,
at 1:00 P. M.  Mountain  time,  or at any  adjournment  thereof,  upon  the  proposals described in the Notice of Meeting and accompanying  Proxy Statement,  which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of Trustees,  and all  proposals
(set forth on the  reverse  side of this proxy  card) have been  proposed by the Board of  Trustees.  When  properly  executed,  this proxy will be voted as indicated on the reverse  side or "FOR" a proposal if no choice is  indicated.  The proxy will be voted in accordance  with the proxy  holders' best judgment as to any other matters that may arise at the Meeting.

                                                  VOTE VIA THE TELEPHONE:
                                                  1-866-241-6192
                                                  CONTROL NUMBER:  999  9999  9999
                                                  999

                                                  Note:   Please  sign  this  proxy
                                                  exactly  as your  name  or  names
                                                  appear  hereon.  Each joint owner
                                                  should  sign.  Trustees and other
                                                  fiduciaries  should  indicate the
                                                  capacity  in which they sign.  If
                                                  a  corporation,   partnership  or
                                                  other  entity,   this   signature
                                                  should   be   that   of  a   duly
                                                  authorized  individual who should
                                                  state his or her title.

                                                  Signature

                                                  Signature of joint owner, if any

                                                  Date
                                                                      OLT_13439

 PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE
                                  ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]
                                                                       FOR
WITHHOLD                FOR ALL
1. To elect a Board of Trustees:                                               ALL
AUTHORITY               EXCEPT
                                                                               FOR
ALL
   01  James C. Swain   02  John V. Murphy                             03  William
   L. Armstrong
   04  Robert G. Avis   05  George C. Bowen                            06  Edward L.
   Cameron
   07  Jon S. Fossel    08  Sam Freedman  09  Beverly L. Hamilton
   10 Robert J. Malone  11  F. William Marshall, Jr.                             [  ]
   [  ]                 [  ]   1.

   IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE YOUR SHARES "FOR" A PARTICULAR
   NOMINEE, mark the "FOR ALL EXCEPT"
   box and write the nominee's number(s) on the line provided below.  Your shares will be voted "FOR" any
   remaining nominee(s).

------------------------------------------------------------------------------------------------------
                                                                       FOR
AGAINST                                                                ABSTAIN
2. To approve the elimination of the Fund's fundamental investment policy on
Investing in U.S. Government
   securities.                                                          [  ]     [  ]
[  ]   2.

Vote your proxy over the phone.
Voting your proxy is important, and now it's easy.
Vote at your convenience, 24 hours a day, and save
postage costs which ultimately reduces fund expenses.
Read your Proxy Card carefully. To exercise your proxy,
just follow these three simple steps:
1. Call the toll free number: 1.866.241.6192
2. Enter the 14-digit Control Number, located on your Proxy Card.
3. Follow the voice instructions.
If you vote by phone please do not mail your Proxy Card.

Representatives from the Fund's transfer agent will be making calls to certain shareholders letting them know that this proxy is being sent. The following script will be used for those calls

Hello, my name is _____________________ from Shareholder Services, Inc., the transfer agent for your Oppenheimer Limited-Term Government Fund.

I am calling you today to let you know that you will be receiving a proxy statement and ballot for an upcoming shareholder meeting for your fund in the next week or so.

We just wanted to let you know to expect the proxy and to ask you to please be sure to read the proxy statement and vote your shares.

You can vote your shares by either:

1. Completing the proxy ballot and returning it in the postage paid envelope.
Please be sure to sign the ballot before you return it.
2. Voting by telephone. Your proxy will have instructions on how to do that.

Thank you for your time. We just wanted to call you and let you know that you should expect to receive this proxy statement and to ask you to please vote.

                                    OPPENHEIMER LIMITED-TERM
                                        GOVERNMENT FUND

                          6803 South Tucson Way, Centennial, CO 80112

                           Notice Of Special Meeting Of Shareholders
                                   To Be Held October 3, 2003

To The Shareholders of Oppenheimer Limited-Term Government Fund:

Notice  is  hereby  given  that  a  Special  Meeting  of the  Shareholders  (the  "Meeting")  of
Oppenheimer  Limited-Term  Government  Fund (the  "Fund") will be held at 6803 South Tucson Way,
Centennial,  Colorado, 80112, at 1:00 P.M. Mountain time, on October 3, 2003 and any adjustments thereof.

During the Meeting, shareholders of the Fund will vote on the following proposals:

1.    To elect a Board of Trustees;

2.    To approve the  elimination of the Fund's  fundamental  investment  policy on investing in
         U.S. government securities;

3.    To  transact  such  other  business  as may  properly  come  before  the  Meeting,  or any adjournments thereof.

Shareholders  of record at the close of business  on August 1, 2003 are  entitled to vote at the
Meeting. The proposals are more fully discussed in the attached Proxy Statement.  Please read it carefully  before  telling us,  through your proxy or in person,  how you wish your shares to be voted.  The Board of Trustees  of the Fund  recommends  a vote to elect each of the  nominees as
Trustee and in favor of each  proposal.  WE URGE YOU TO MARK,  SIGN,  DATE AND MAIL THE ENCLOSED
PROXY PROMPTLY.

By Order of the Board of Trustees,

Robert G. Zack, Secretary
August 20, 2003

                           PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
                   YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                                                                             855

TABLE OF CONTENTS

                                                                          Page

Questions and Answers

Proxy Statement

Proposal 1: To Elect a Board of Trustees

Proposal 2: To approve the elimination of the Fund's fundamental  investment policy on investing in U.S. government securities

Information About the Fund

Further Information About Voting and the Meeting

Other Matters

                                    OPPENHEIMER LIMITED-TERM
                                        GOVERNMENT FUND

                          6803 South Tucson Way, Centennial, CO 80112

                                        PROXY STATEMENT

QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A. The Trustees of  Oppenheimer  Limited-Term  Government  Fund (the "Fund") have asked that you vote on two matters at the Special Meeting of Shareholders to be held on October 3, 2003.

Q.    Who is Eligible to Vote?

A. Shareholders  of record at the close of  business  on August 1, 2003 are  entitled to vote at the Meeting or any  adjournment  of the Meeting.  Shareholders  are entitled to cast one vote per share (and a  fractional  vote for a fractional  share) for each matter  presented at the
   Meeting. It is expected that the Notice of Meeting,  Proxy Ballot and Proxy Statement will be mailed to shareholders of record on or about August 22, 2003.

Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Trustees; and

2.    To approve the  elimination of the Fund's  fundamental  investment  policy on investing in
   U.S. government securities.

Q.    How do the Trustees Recommend that I Vote?

A.    The Trustees recommend that you vote:

1.    FOR election of all nominees as Trustees; and

2.    FOR the  elimination  of the Fund's  fundamental  investment  policy on  investing in U.S.
   government securities.

Q.    What are the Reasons for the Proposed Change to the Fund's  Fundamental  Investment Policy
   Concerning Investing in U.S. Government Securities?

A.    The Fund has a  fundamental  investment  policy that requires it to invest its assets only
   in   obligations   issued  or  guaranteed  by  the  U.S.   government  or  its  agencies  and
   instrumentalities,   repurchase  agreements  on  those  securities  and  hedging  instruments approved by the Fund's  Board of Trustees.  That policy has  hindered  the Fund's  ability to seek  competitive  yields as many of the Fund's top  competitors  are required to invest only
   80% of their assets in U.S. government securities,  with the remainder in corporate bonds and other fixed-income securities.

Q. How Can I Vote?

A.    You can vote in three (3) different ways:

o     By mail, with the enclosed ballot
o     In person at the Meeting (if you are a record owner)
o     By telephone (please see the insert for instructions)

   Voting by telephone is convenient and can help reduce the Fund's  expenses.  Whichever method
                          ----------     ------------------------------------
   you  choose,  please  take the time to read the full text of the proxy  statement  before you vote.

   Please be advised that the deadline for voting by telephone is 3:00 P.M.  Eastern time ("ET")
   on the last business day before the Meeting.

Q.    How Will My Vote Be Recorded?

A.    Proxy ballots that are properly signed,  dated and received at or prior to the Meeting, or any  adjournment  thereof,  will be voted as specified.  If you specify a vote for any of the proposals,  your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not  specify a vote for one or more of the  proposals,  your shares will be voted in favor of the  Trustees'  recommendations.  Telephonic  votes  will  be  recorded  according  to the telephone  voting  procedures  described  in the  "Further  Information  About Voting and the
   Meeting" section of the Proxy Statement.

How Can I Revoke My Proxy?

A.  You may revoke your proxy at any time before it is voted by forwarding a written  revocation or a  later-dated  proxy ballot to the Fund that is received at or prior to the Meeting,  or any  adjournment  thereof,  or by attending the Meeting,  or any  adjournment  thereof,  and voting in person  (if you are a record  owner).  Please be  advised  that the  deadline  for revoking  your proxy by  telephone  is 3:00 P.M.  (ET) on the last  business  day before the
    Meeting.

Q.    How Can I Get More Information About the Fund?

A. Copies of the Fund's  Annual  Report dated  September  30, 2002 and  Semi-Annual  Report dated
   March 31, 2003 have previously been mailed to  Shareholders.  If you would like to have copies of the Fund's most recent  Annual or  Semi-Annual  Reports sent to you free of charge,  please call us toll-free at  1.800.708.7780,  write to the Fund at  OppenheimerFunds  Services,  P.O.
   Box  5270,   Denver,   Colorado   80217-5270  or  visit  the  Oppenheimer   funds  website  at
   www.oppenheimerfunds.com.

Q. Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.708.7780.

The proxy statement is designed to furnish  shareholders with the information  necessary to vote on the  matters  coming  before  the  Meeting.  If you have  any  questions,  please  call us at
1.800.708.7780.

                                    OPPENHEIMER LIMITED-TERM
                                        GOVERNMENT FUND

                          6803 South Tucson Way, Centennial, CO 80112

                                        PROXY STATEMENT

                                Special Meeting of Shareholders
                                   To Be Held October 3, 2003

This statement is furnished to the  shareholders  of Oppenheimer  Limited-Term  Government  Fund
(the "Fund") in connection  with the  solicitation by the Fund's Board of Trustees of proxies to be used at a special  meeting of  shareholders  (the  "Meeting") to be held at 6803 South Tucson
Way,  Centennial,  Colorado,  80112,  at 1:00 P.M.  Mountain  time,  on October 3, 2003,  or any adjournment  thereof. It is expected that the mailing of this Proxy Statement will be made on or about August 22, 2003.

                                      SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
      Proposal                                         Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.    To Elect a Board of Trustees                     All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.    To  Approve  the   Elimination   of  the  Fund's All
      Fundamental  Investment  Policy on  Investing in
      U.S. Government Securities
-------------------------------------------------------------------------------

                                PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting,  eleven (11)  Trustees are to be elected.  If elected,  the Trustees  will serve indefinite terms until their  successors are properly  elected and qualified.  The persons named as  attorneys-in-fact  in the enclosed  proxy have advised the Fund that,  unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual  nominee, all validly executed proxies will be voted for the election of all of the nominees named below.

As a  Massachusetts  business  trust,  the Fund is not  required,  and does not intend,  to hold annual shareholder  meetings for the purpose of electing Trustees.  As a result, if elected, the
Trustees will hold office until their  successors are duly elected and shall have qualified.  If a nominee  should be unable to accept  election,  serve his or her term or resign,  the Board of
Trustees  may,  subject  to the  Investment  Company  Act of 1940  (referred  to in  this  proxy statement as the "Investment  Company Act"),  in its  discretion,  select another person to fill the vacant position.

Although  the Fund will not  normally  hold  annual  meetings of its  shareholders,  it may hold shareholder  meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action  described in the Fund's  Declaration of Trust.  Also, if at any time,  less than a majority of the Trustees  holding  office has been elected by the  shareholders,  the Trustees then in office will  promptly  call a  shareholders'
meeting for the purpose of electing Trustees.

Each of the  nominees  currently  serves as a  Trustee  of the Fund.  Each of the  nominees  has consented to be named as such in this proxy  statement  and to serve as Trustee if elected.  All present  Trustees of the Fund have  previously been elected by the Fund's  shareholders,  except for Mrs.  Hamilton and Mr. Malone who were appointed as Trustees  effective June 1, 2002 and Mr.
Murphy who was appointed as a Trustee  effective  October 2001.  Each of the Trustees  serves as trustee or director of other funds in the Oppenheimer  family of funds. The Oppenheimer funds on which each of the  Trustees  currently  serves are referred to as "Board II Funds" in this proxy statement.

Except for Mr. Murphy,  each of the Trustees is an independent trustee of the Fund ("Independent
Trustee").  Mr.  Murphy is an  "Interested  Trustee" (as that term is defined in the  Investment
Company Act) of the Fund because he is affiliated  with  OppenheimerFunds,  Inc. (the "Manager")
by virtue of his positions as an officer and director of the Manager,  and as a  shareholder  of its parent company.  Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief  executive  officer of the  Manager,  he will resign as a trustee of the Fund and the other Board II Funds for which he is a trustee or director.

The Fund's  Trustees and length of service as well as their  principal  occupations and business affiliations  during the past five years are listed below. The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate  dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees.

The  address  of each  Trustee  in the  chart  below  is  6803 S.  Tucson  Way,  Centennial,  CO
80112-3924.  If  elected,  each  Trustee  serves  for  an  indefinite  term,  until  his  or her resignation, retirement, death or removal.

----------------------------------------------------------------------------------
Nominees for Independent Trustee
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Name,   Position(s) Principal  Occupation(s)  During Past   Dollar     Aggregate
                                                                        Dollar
                                                                       Range of
                                                                        Shares
                                                                      Beneficially
                    5            Years;             Other  Range of    Owned in
Held   with   Fund, Trusteeships/Directorships   Held  by   Shares     the Board
Length  of  Service Nominee;   Number  of  Portfolios  in Beneficially II Funds
(as     applicable) Fund  Complex  Currently  Overseen by  Owned in    Overseen
and Age             Nominee or Trustee                     the Fund   by Nominee
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                                            As of May 23, 2003
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
James C. Swain,     Formerly,   Chief  Executive  Officer $0          Over
Chairman and        (until  August 27, 2002) of the Board             $100,000
Trustee since 1990  II  Funds,   Vice   Chairman   (until
Age: 69             January 2, 2002) of the  Manager  and
                    President   and  a  director   (until
                    1997) of Centennial  Asset Management
                    Corporation      (a      wholly-owned
                    investment   advisory  subsidiary  of
                    the Manager).  Oversees 43 portfolios
                    in the OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
William          L. Chairman  of  the  following  private $0          $50,001-$100,000
Armstrong,          mortgage  banking  companies:  Cherry
Vice  Chairman  and Creek Mortgage  Company (since 1991),
Trustee since 1999  Centennial   State  Mortgage  Company
Age: 66             (since  1994),  The El Paso  Mortgage
                    Company   (since   1993),   Transland
                    Financial   Services,   Inc.   (since
                    1997);   Chairman  of  the  following
                    private  companies:   Great  Frontier
                    Insurance  (insurance  agency) (since
                    1995),  Ambassador Media  Corporation
                    and Broadway  Ventures  (since 1984);
                    a director  of the  following  public
                    companies:  Helmerich  & Payne,  Inc.
                    (oil   and  gas   drilling/production
                    company)     (since     1992)     and
                    UNUMProvident   (insurance   company)
                    (since 1991).  Mr.  Armstrong is also
                    a Director/Trustee  of Campus Crusade
                    for    Christ    and   the    Bradley
                    Foundation.  Formerly a  director  of
                    the  following:   Storage  Technology
                    Corporation     (a      publicly-held
                    computer      equipment      company)
                    (1991-February       2003),       and
                    International   Family  Entertainment
                    (television   channel)   (1992-1997),
                    Frontier     Real    Estate,     Inc.
                    (residential  real estate  brokerage)
                    (1994-1999),   and   Frontier   Title
                    (title insurance  agency)  (1995-June
                    1999);   a  U.S.   Senator   (January
                    1979-January   1991).   Oversees   43
                    portfolios  in  the  OppenheimerFunds
                    complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert G. Avis,     Formerly,  Director and  President of $0          Over
Trustee since 1993  A.G. Edwards Capital,  Inc.  (General             $100,000
Age: 72             Partner  of  private   equity  funds)
                    (until  February   2001);   Chairman,
                    President    and   Chief    Executive
                    Officer  of  A.G.   Edwards  Capital,
                    Inc.   (until   March   2000);   Vice
                    Chairman   and   Director   of   A.G.
                    Edwards,  Inc.  and Vice  Chairman of
                    A.G.   Edwards  &  Sons,   Inc.  (its
                    brokerage company  subsidiary) (until
                    March   1999);   Chairman   of   A.G.
                    Edwards   Trust  Company  and  A.G.E.
                    Asset     Management      (investment
                    advisor)  (until March  1999);  and a
                    Director  (until  March 2000) of A.G.
                    Edwards  &  Sons  and  A.G.   Edwards
                    Trust     Company.     Oversees    43
                    portfolios  in  the  OppenheimerFunds
                    complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
George C. Bowen,    Formerly  (until April 1999):  Senior $10,001-$50,Over
Trustee since 1998  Vice President  (from September 1987)             $100,000
Age: 66             and  Treasurer  (from  March 1985) of
                    the  Manager;  Vice  President  (from
                    June  1983)  and   Treasurer   (since
                    March   1985)   of   OppenheimerFunds
                    Distributor,  Inc. (a  subsidiary  of
                    the Manager);  Senior Vice  President
                    (since  February   1992),   Treasurer
                    (since    July    1991)     Assistant
                    Secretary   and  a  director   (since
                    December  1991) of  Centennial  Asset
                    Management     Corporation;      Vice
                    President  (since  October  1989) and
                    Treasurer   (since   April  1986)  of
                    HarbourView      Asset     Management
                    Corporation  (an investment  advisory
                    subsidiary     of    the    Manager);
                    President,  Treasurer  and a director
                    (June     1989-January    1990)    of
                    Centennial  Capital  Corporation  (an
                    investment   advisory  subsidiary  of
                    the  Manager);   Vice  President  and
                    Treasurer  (since  August  1978)  and
                    Secretary   (since   April  1981)  of
                    Shareholder    Services,    Inc.   (a
                    transfer  agent   subsidiary  of  the
                    Manager);  Vice President,  Treasurer
                    and Secretary  (since  November 1989)
                    of  Shareholder  Financial  Services,
                    Inc. (a transfer agent  subsidiary of
                    the  Manager);   Assistant  Treasurer
                    (since  March  1998)  of  Oppenheimer
                    Acquisition   Corp.   (the  Manager's
                    parent    corporation);     Treasurer
                    (since  November 1989) of Oppenheimer
                    Partnership    Holdings,    Inc.   (a
                    holding  company  subsidiary  of  the
                    Manager);    Vice    President    and
                    Treasurer   (since   July   1996)  of
                    Oppenheimer  Real  Asset  Management,
                    Inc.    (an    investment    advisory
                    subsidiary  of  the  Manager);  Chief
                    Executive    Officer   and   director
                    (since  March  1996)  of  MultiSource
                    Services,   Inc.   (a   broker-dealer
                    subsidiary     of    the    Manager);
                    Treasurer  (since  October  1997)  of
                    OppenheimerFunds  International  Ltd.
                    and  OppenheimerFunds  plc  (offshore
                    fund  management  subsidiaries of the
                    Manager).  Oversees 43  portfolios in
                    the OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Edward L. Cameron,  A member  of The Life  Guard of Mount $0          $50,001-
Trustee since 2001  Vernon,   George   Washington's  home             $100,000
Age: 64             (since  June 2000).  Formerly  (March
                    2001 - May 2002)  Director of Genetic
                    ID,  Inc.  and  its  subsidiaries  (a
                    privately  held biotech  company);  a
                    partner  with  PricewaterhouseCoopers
                    LLP (from  1974-1999)  (an accounting
                    firm) and Chairman (from  1994-1998),
                    Price     Waterhouse    LLP    Global
                    Investment     Management    Industry
                    Services    Group.     Oversees    43
                    portfolios  in  the  OppenheimerFunds
                    complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Jon S. Fossel,      Chairman  and  Director  (since 1998) $0          Over
Trustee since 1990  of Rocky  Mountain Elk  Foundation (a             $100,000
Age: 61             not-for-profit  foundation);   and  a
                    director   (since  October  1999)  of
                    P.R.   Pharmaceuticals  (a  privately
                    held company) and  UNUMProvident  (an
                    insurance  company)  (since  June  1,
                    2002).   Formerly   Chairman   and  a
                    director  (until  October  1996)  and
                    President    and   Chief    Executive
                    Officer  (until  October 1995) of the
                    Manager;  President,  Chief Executive
                    Officer    and    a    director    of
                    Oppenheimer     Acquisition    Corp.,
                    Shareholders    Services   Inc.   and
                    Shareholder    Financials   Services,
                    Inc.  (until October 1995).  Oversees
                    43       portfolios       in      the
                    OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Sam Freedman,       Director   of   Colorado   Uplift  (a $0          Over
Trustee since 1996  non-profit  charity) (since September             $100,000
Age: 62             1984).  Formerly (until October 1994)
                    Mr.  Freedman held several  positions
                    in     subsidiary    or    affiliated
                    companies  of the  Manager.  Oversees
                    43       portfolios       in      the
                    OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Beverly          L. Trustee  (since  1996) of  MassMutual $0          $10,001-$50,000
Hamilton,           Institutional   Funds   and   of  MML
Trustee since 2002  Series   Investment   Fund  (open-end
Age: 56             investment  companies);  Director  of
                    MML  Services  (since April 1987) and
                    America   Funds   Emerging    Markets
                    Growth  Fund  (since   October  1991)
                    (both are investment companies),  The
                    California  Endowment (a philanthropy
                    organization)   (since  April  2002),
                    and  Community  Hospital  of Monterey
                    Peninsula,  (since  February 2002); a
                    trustee  (since   February  2000)  of
                    Monterey  International  Studies  (an
                    educational  organization),   and  an
                    advisor   to   Unilever   (Holland)'s
                    pension  fund  and to  Credit  Suisse
                    First    Boston's    Sprout   venture
                    capital unit.  Mrs.  Hamilton also is
                    a    member    of   the    investment
                    committees    of   the    Rockefeller
                    Foundation,    the    University   of
                    Michigan   and   Hartford   Hospital.
                    Formerly,     President     (February
                    1991-April   2000)  ARCO   Investment
                    Management   Company.   Oversees   44
                    portfolios  in  the  OppenheimerFunds
                    complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert J. Malone,   Director   (since   2001)   of  Jones $10,001-$50,Over
Trustee since 2002  Knowledge,  Inc.  (a  privately  held             $100,000
Age: 58             company),  U.S.  Exploration,   Inc.,
                    (since  1997),   Colorado  UpLIFT  (a
                    non-profit    organization)    (since
                    1986) and a trustee of the  Gallagher
                    Family     Foundation     (non-profit
                    organization)      (since      2000).
                    Formerly,  Chairman  of U.S.  Bank (a
                    subsidiary   of  U.S.   Bancorp   and
                    formerly   Colorado  National  Bank,)
                    (July   1996-April  1,  1999)  and  a
                    director of Commercial  Assets,  Inc.
                    (a  REIT)  (1993-2000).  Oversees  44
                    portfolios  in  the  OppenheimerFunds
                    complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
F.          William Trustee  (since  1996) of  MassMutual $0          Over
Marshall, Jr.,      Institutional   Funds   and   of  MML             $100,000
Trustee since 2001  Series   Investment   Fund  (open-end
Age: 61             investment    companies);     Trustee
                    (since  1987),  Chairman of the Board
                    (since  2003)  and  Chairman  of  the
                    investment   committee  (since  1994)
                    for    the     Worcester     Polytech
                    Institute;  President  and  Treasurer
                    (since  January 1999) of the SIS Fund
                    (a private not for profit  charitable
                    fund);  Trustee  (since  1995) of the
                    Springfield    Library   and   Museum
                    Association;  Trustee (since 1996) of
                    the   Community   Music   School   of
                    Springfield.  Formerly, member of the
                    investment     committee    of    the
                    Community   Foundation   of   Western
                    Massachusetts    (1998    -    2003);
                    Chairman (January  1999-July 1999) of
                    SIS & Family Bank,  F.S.B.  (formerly
                    SIS    Bank);    President,     Chief
                    Executive  Officer and Director  (May
                    1993-December  1998) of SIS Bankcorp,
                    Inc.    and   SIS   Bank    (formerly
                    Springfield  Institution for Savings)
                    and    Executive    Vice    President
                    (January  1999-July  1999) of Peoples
                    Heritage    Financial   Group,   Inc.
                    Oversees   43   portfolios   in   the
                    OppenheimerFunds complex.
----------------------------------------------------------------------------------

The address of Mr.  Murphy in the chart  below is 498 Seventh  Avenue,  New York,  NY 10018.  If elected, Mr. Murphy will serve for an indefinite term, until his resignation,  retirement, death or removal.

----------------------------------------------------------------------------------
Nominee for Interested Trustee
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Name,  Position(s) Principal  Occupation(s) During Past 5 Dollar      Aggregate
                                                                      Dollar
                                                                      Range    Of
                                                                      Shares
                                                                      Beneficially
                                                                      Owned    in
                                                          Range    of Any  of the
Held  with   Fund, Years;                           Other Shares      Oppenheimer
Length of  Service Trusteeships/Directorships   Held   by BeneficiallyFunds
(as    applicable) Nominee;  Number of Portfolios in Fund Owned    in Overseen
and Age            Complex Overseen by Nominee or Trustee the Fund    by Nominee
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                                            As of May 23, 2003
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
John V. Murphy     Chairman,  Chief Executive Officer and $0          Over
President      and director   (since   June   2001)   and             $100,000
Trustee,           President  (since  September  2000) of
since 2001         the Manager;  President and a director
Age: 54            or   trustee   of  other   Oppenheimer
                   funds;   President   and  a   director
                   (since   July  2001)  of   Oppenheimer
                   Acquisition  Corp.  and of Oppenheimer
                   Partnership    Holdings,    Inc.;    a
                   director   (since  November  2001)  of
                   OppenheimerFunds  Distributor,   Inc.;
                   Chairman  and a director  (since  July
                   2001) of  Shareholder  Services,  Inc.
                   and    of    Shareholder     Financial
                   Services,   Inc.;   President   and  a
                   director    (since   July   2001)   of
                   OppenheimerFunds   Legacy  Program  (a
                   charitable  trust program  established
                   by the  Manager);  a  director  of the
                   following      investment     advisory
                   subsidiaries   of    OppenheimerFunds,
                   Inc.:    OFI    Institutional    Asset
                   Management,  Inc. and Centennial Asset
                   Management      Corporation     (since
                   November  2001),   HarbourView   Asset
                   Management    Corporation    and   OFI
                   Private Investments,  Inc. (since July
                   2001);  President  (since  November 1,
                   2001)  and  a  director   (since  July
                   2001)  of   Oppenheimer   Real   Asset
                   Management,  Inc.;  a director  (since
                   November  2001) of Trinity  Investment
                   Management     Corp.    and    Tremont
                   Advisers,  Inc.  (investment  advisory
                   affiliates of the Manager);  Executive
                   Vice President  (since  February 1997)
                   of    Massachusetts     Mutual    Life
                   Insurance   Company   (the   Manager's
                   parent  company);  a  director  (since
                   June   1995)   of   DLB    Acquisition
                   Corporation  (a holding  company  that
                   owns  shares  of  David  L.  Babson  &
                   Company,   Inc.);   formerly,    Chief
                   Operating      Officer      (September
                   2000-June   2001)   of  the   Manager;
                   President   and   trustee    (November
                   1999-November   2001)  of  MML  Series
                   Investment    Fund   and    MassMutual
                   Institutional      Funds     (open-end
                   investment   companies);   a  director
                   (September  1999-August  2000) of C.M.
                   Life  Insurance  Company;   President,
                   Chief  Executive  Officer and director
                   (September  1999-August  2000)  of MML
                   Bay State Life  Insurance  Company;  a
                   director  (June   1989-June  1998)  of
                   Emerald   Isle  Bancorp  and  Hibernia
                   Savings    Bank    (a     wholly-owned
                   subsidiary  of Emerald Isle  Bancorp).
                   Oversees   75    portfolios   in   the
                   OppenheimerFunds complex.
----------------------------------------------------------------------------------

A. General Information Regarding the Board of Trustees.

The Fund is governed by a Board of Trustees,  which is responsible  for protecting the interests of  shareholders.  The  Trustees  meet  periodically  throughout  the year to oversee the Fund's activities,  review its performance and review the actions of the Manager,  which is responsible for the Fund's day-to-day operations.  Six regular meetings of the Trustees were held during the fiscal year ended  September 30, 2002.  Each of the incumbent  Trustees was present for at least
75% of the aggregate  number of Board of Trustees  meetings and committees on which that Trustee served that were held during the period.

B. Committees of the Board of Trustees.

The Board of Trustees has appointed  standing Audit and Review  Committees.  Both Committees are comprised of Independent Trustees only.

The members of the Audit  Committee  are Edward L.  Cameron  (Chairman),  William L.  Armstrong,
George C. Bowen and Robert J. Malone.  The Audit Committee held seven meetings during the fiscal year ended  September 30, 2002.  The Audit  Committee  furnishes the Board with  recommendations regarding the selection of the Fund's  independent  auditors.  Other main functions of the Audit
Committee  include,  but are not limited to: (i)  reviewing  the scope and results of  financial statement audits and the audit fees charged;  (ii) reviewing reports from the Fund's independent auditors regarding the Fund's internal accounting procedures and controls;  (iii) review reports from the Manager's Internal Audit Department;  (iv) maintaining a separate line of communication between the Fund's  independent  auditors  and its  Independent  Trustees;  and (v) exercise all other functions  outlined in the Audit Committee  Charter including but not limited to reviewing the independence of the Fund's  independent  auditors and the pre-approval of the performance by the Fund's independent  auditors of any non-audit service,  including tax service,  for the Fund that is not prohibited by the Sarbanes-Oxley Act.

The Audit Committee's  functions include selecting and nominating,  to the full Board,  nominees for election as Trustees,  and selecting and nominating  Independent Trustees for election.  The
Audit  Committee may, but need not,  consider the advice and  recommendation  of the Manager and its  affiliates  in selecting  nominees.  The full Board  elects new  Trustees  except for those instances when a shareholder vote is required.

To date,  the  Committee  has been able to identify  from its own  resources  an ample number of qualified candidates. Nonetheless,  shareholders may submit names of individuals, accompanied by complete and properly  supported  resumes,  for the Audit  Committee's  consideration by mailing such  information  to the Committee in care of the Fund. The Committee may consider such persons at such time as it meets to consider possible nominees.  The Committee,  however,  reserves sole discretion  to determine  the  candidates  to present to the Board and/or  shareholders  when it meets for the purpose of considering potential nominees.

The members of the Review Committee are Jon S. Fossel (Chairman),  Robert G. Avis, Sam Freedman,
Beverly L.  Hamilton and F.  William  Marshall,  Jr. The Review  Committee  held seven  meetings during the fiscal year ended September 30, 2002.  Among other  functions,  the Review  Committee reviews reports and makes  recommendations  to the Board  concerning the fees paid to the Fund's transfer  agent  and the  services  provided  to the  Fund by the  transfer  agent.  The  Review
Committee also reviews the Fund's investment  performance and policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law.

Based on the Audit Committee's  recommendation,  the Board of Trustees of the Fund,  including a majority of the Independent  Trustees,  at a meeting held October 22, 2002,  selected Deloitte &
Touche LLP  ("Deloitte") as auditors of the Fund for the fiscal year beginning  October 1, 2002.
Deloitte  also  serves as  auditors  for  certain  other  funds for  which the  Manager  acts as investment  advisor and provides certain auditing and non-auditing  services for the Manager and its subsidiaries.

      1. Audit Fees.

During the fiscal years ended  September  30, 2001 and September  30, 2002,  Deloitte  performed audit services for the Fund including the audit of the Fund's  financial  statements,  review of the Fund's  annual  report and  registration  statement  amendment,  consultation  on  financial accounting  and reporting  matters and meetings with the Board of Trustees.  The aggregate  fees billed by Deloitte for those services for the fiscal year ended  September 30, 2001 were $24,000 and for the fiscal year ended September 30, 2002 were $26,000.

      2. All Other Fees.

There were no fees billed by Deloitte for services  rendered to the Fund other than the services described  above under "Audit  Fees" for the fiscal year ended  September  30, 2002.  During the fiscal  years ended  September  30, 2001 and 2002,  Deloitte  audited  the  Manager's  financial statements as well as the  financial  statements  of the  Manager's  parent  company and certain affiliated  companies that provide  ongoing  services to the Fund.  Deloitte was paid a total of
$240,400  in 2001 and  $282,800  in 2002 for those  services.  Additionally,  Deloitte  provided certain tax  accounting  and other  consulting  services to the parent  company of the  Manager.
Deloitte  was paid a total of  $138,513 in 2001 and  $77,900 in 2002 for those  services.  There were no other  non-audit  fees billed by Deloitte for services  rendered to the Manager,  or any entity  controlling,  controlled  by or under  common  control  with the Manager  that  provides ongoing services to the Fund for the fiscal years ended September 30, 2001 or 2002.

The Audit  Committee of the Fund's Board of Trustees  considered  whether the provision of these non-audit  services is compatible with maintaining  Deloitte's  independence with respect to the audit  services it provides to the Fund and  concluded  that the  provision of such services did not compromise Deloitte's independence.

Representatives  of Deloitte are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C. Additional Information Regarding Trustees.

The Fund's Independent  Trustees are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings.  Each Board
II Fund for which they serve as a director or trustee pays a share of those expenses.

The  officers  of the Fund and one  Trustee of the Fund (Mr.  Murphy)  are  affiliated  with the
Manager and receive no salary or fee from the Fund. The remaining  Trustees of the Fund received the  compensation  shown  below  from the Fund with  respect  to the  Fund's  fiscal  year ended
September 30, 2002.  The  compensation  from all 43 of the Board II Funds  (including  the Fund)
represents  compensation received for serving as a director or trustee and member of a committee
(if applicable) of the boards of those funds during the calendar year 2002.

-------------------------------------------------------------------------------
Name of Trustee or                   Aggregate          Total Compensation
                                                        From Fund and Fund
Nominee and Other Fund               Compensation       Complex Paid to
Position(s) (as applicable)          from Fund1         Trustee or Nominee*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
James C. Swain                       $9,820             $177,996
Chairman of the Board of Trustees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                 $5,801             $92,076
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                       $5,844             $92,199
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                      $5,586             $91,124
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                    $5,575             $99,743
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                        $6,192             $94,590
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                         $6,135             $92,199
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly L. Hamilton2                 $2,156             $113,6593
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone2                    $2,1564            $58,326
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.             $5,143             $138,1245
Review Committee Member
-------------------------------------------------------------------------------

1.  Aggregate  Compensation  from Fund  includes fees and deferred  compensation,  if any, for a
Trustee.
2. Mrs.  Hamilton and Mr. Malone were elected as Trustees of the Board II Funds  effective  June
1, 2002.  Compensation for Mrs. Hamilton and Mr. Malone was paid by all the Board II Funds, with the exception of Oppenheimer  Senior Floating Rate Fund for which they currently do not serve as
Trustees (total of 42 Oppenheimer funds).
3.  Includes  $55,333  compensation  (of which 100% was deferred  under a deferred  compensation plan)  paid to Mrs.  Hamilton  for  serving as a trustee by two  open-end  investment  companies
(MassMutual  Institutional  Funds and MML Series  Investment  Fund) the  investment  adviser for which is the  indirect  parent  company of the Fund's  Manager.  The Manager  also serves as the
Sub-Advisor to the MassMutual  International  Equity Fund, a series of MassMutual  Institutional
Funds.
4. Includes $2,156 deferred under Deferred Compensation Plan described below.
5. Includes $47,000  compensation  paid to Mr. Marshall for serving as a trustee by two open-end investment  companies  (MassMutual  Institutional  Funds  and MML  Series  Investment  Fund) the
investment  adviser for which is the indirect parent company of the Fund's Manager.  The Manager also  serves  as the  Sub-Advisor  to the  MassMutual  International  Equity  Fund,  a series of
MassMutual Institutional Funds.
* For purposes of this section only, "Fund Complex" includes the Oppenheimer  funds,  MassMutual
Institutional  Funds and MML Series Investment Fund in accordance with the instructions for Form
N-1A. The Manager does not consider  MassMutual  Institutional  Funds and MML Series  Investment
Fund  to be  part  of the  OppenheimerFunds  "Fund  Complex"  as  that  term  may  be  otherwise interpreted.

The Board of Trustees has adopted a Deferred  Compensation  Plan for  Independent  Trustees that enables  Trustees  to elect to defer  receipt of all or a portion  of the  annual  fees they are entitled to receive from the Fund.  Under the plan,  the  compensation  deferred by a Trustee is periodically  adjusted as though an equivalent amount had been invested in shares of one or more
Oppenheimer  funds  selected by the Trustee.  The amount paid to the Trustee under the plan will be determined  based upon the  performance  of the selected  funds.  Deferral of Trustees'  fees under the plan will not  materially  affect the  Fund's  assets,  liabilities  or net income per share.  The plan will not  obligate the Fund to retain the services of any Trustee or to pay any particular amount of compensation to any Trustee.

D. Information regarding Officers.

Information  is given below about the  executive  officers  who are not Trustees or nominees for
Trustee of the Fund,  including  their  business  experience  during the past five  years.  Each officer  holds  the same  offices  with one or more of the other  funds in the  OppenheimerFunds complex.

The address of the Officers in the chart below is as follows:  for Messrs.  Molleur and Zack and
Ms. Feld, 498 Seventh Avenue,  New York, NY 10018,  for Messrs.  Masterson,  Vottiero and Wixted
and Mses.  Bechtolt  and  Ives,  6803 S.  Tucson  Way,  Centennial,  CO  80112-3924  and for Mr.
Manioudakis,  10 St. James Avenue,  Boston, MA 02116. Each Officer serves for an indefinite term until his or her  earlier  resignation,  death,  disqualification  or  removal.  In light of Mr.
Murphy's nomination as a trustee, his biographical information is provided above.

---------------------------------------------------------------------------------
Name,       Address,       Age, Principal Occupation(s) During Past 5 Years
Position(s)  Held with Fund and
Length of Service
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Angelo Manioudakis,             Senior  Vice  President  of the  Manager  (since
Vice  President  and  Portfolio April 2002);  an officer of 12 portfolios in the
Manager since 2002              OppenheimerFunds   complex;  formerly  Executive
Age: 36                         Director  and  portfolio   manager  for  Miller,
                                Anderson  &  Sherrerd,   a  division  of  Morgan
                                Stanley     Investment     Management    (August
                                1993-April 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian W. Wixted,                Senior  Vice  President  and  Treasurer   (since
Treasurer since 1999            March  1999) of the  Manager;  Treasurer  (since
Age: 43                         March  1999)  of  HarbourView  Asset  Management
                                Corporation,    Shareholder   Services,    Inc.,
                                Oppenheimer Real Asset  Management  Corporation,
                                Shareholder     Financial    Services,     Inc.,
                                Oppenheimer  Partnership  Holdings,   Inc.,  OFI
                                Private  Investments,  Inc.  (since March 2000),
                                OppenheimerFunds    International    Ltd.    and
                                OppenheimerFunds  plc (offshore fund  management
                                subsidiaries  of the  Manager)  (since May 2000)
                                and OFI  Institutional  Asset  Management,  Inc.
                                (since  November  2000);   Treasurer  and  Chief
                                Financial    Officer   (since   May   2000)   of
                                Oppenheimer   Trust  Company  (a  trust  company
                                subsidiary of the Manager);  Assistant Treasurer
                                (since  March 1999) of  Oppenheimer  Acquisition
                                Corp.   and   OppenheimerFunds   Legacy  Program
                                (since  April  2000);   formerly  Principal  and
                                Chief   Operating   Officer  (March   1995-March
                                1999),   Bankers   Trust   Company-Mutual   Fund
                                Services  Division.  An officer of 91 portfolios
                                in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Connie Bechtolt,                Assistant  Vice  President of the Manager (since
Assistant Treasurer since 2002  September    1998);     formerly    Manager/Fund
Age: 40                         Accounting  (September  1994-September  1998) of
                                the Manager.  An officer of 91 portfolios in the
                                OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip Vottiero,                Vice  President/Fund  Accounting  of the Manager
Assistant Treasurer since 2002  (since     March    2002);     formerly     Vice
Age: 40                         President/Corporate  Accounting  of the  Manager
                                (July  1999-March  2002)  prior  to which he was
                                Chief Financial  Officer at Sovlink  Corporation
                                (April   1996-June   1999).  An  officer  of  91
                                portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack,                 Senior  Vice  President  (since  May  1985)  and
Vice President and Secretary    General  Counsel  (since  February  2002) of the
since 2001                      Manager;  General  Counsel and a director (since
Age: 55                         November 2001) of OppenheimerFunds  Distributor,
                                Inc.;  Senior Vice President and General Counsel
                                (since  November  2001)  of  HarbourView   Asset
                                Management  Corporation;  Vice  President  and a
                                director  (since  November  2000) of Oppenheimer
                                Partnership   Holdings,    Inc.;   Senior   Vice
                                President,   General   Counsel  and  a  director
                                (since  November 2001) of Shareholder  Services,
                                Inc., Shareholder Financial Services,  Inc., OFI
                                Private  Investments,  Inc.,  Oppenheimer  Trust
                                Company and OFI Institutional  Asset Management,
                                Inc.;  General  Counsel (since November 2001) of
                                Centennial  Asset  Management   Corporation;   a
                                director  (since  November  2001) of Oppenheimer
                                Real   Asset   Management,    Inc.;    Assistant
                                Secretary and a director  (since  November 2001)
                                of  OppenheimerFunds  International  Ltd.;  Vice
                                President     (since     November    2001)    of
                                OppenheimerFunds   Legacy   Program;   Secretary
                                (since    November    2001)    of    Oppenheimer
                                Acquisition   Corp.;   formerly  Acting  General
                                Counsel   (November   2001-February   2002)  and
                                Associate   General  Counsel  (May  1981-October
                                2001) of the  Manager;  Assistant  Secretary  of
                                Shareholder  Services,  Inc. (May  1985-November
                                2001),   Shareholder  Financial  Services,  Inc.
                                (November 1989-November 2001);  OppenheimerFunds
                                International  Ltd.  and   OppenheimerFunds  plc
                                (October  1997-November  2001). An officer of 91
                                portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Katherine P. Feld,              Vice  President and Senior  Counsel  (since July
Assistant Secretary since 2001  1999)  of the  Manager;  Vice  President  (since
Age: 45                         June  1990)  of  OppenheimerFunds   Distributor,
                                Inc.;  Director,  Vice  President  and Assistant
                                Secretary  (since June 1999) of Centennial Asset
                                Management  Corporation;  Vice President  (since
                                1997)  of  Oppenheimer  Real  Asset  Management,
                                Inc.;  formerly  Vice  President  and  Associate
                                Counsel of the Manager  (June  1990-July  1999).
                                An   officer   of   91    portfolios    in   the
                                OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives,               Vice  President  and  Assistant  Counsel  (since
Assistant Secretary since 2001  June  1998)  of  the  Manager;   Vice  President
Age: 37                         (since  1999) of  OppenheimerFunds  Distributor,
                                Inc.;  Vice  President and  Assistant  Secretary
                                (since  1999)  of  Shareholder  Services,  Inc.;
                                Assistant  Secretary  (since  December  2001) of
                                OppenheimerFunds  Legacy Program and Shareholder
                                Financial  Services,  Inc.;  formerly  Assistant
                                Vice  President  and  Assistant  Counsel  of the
                                Manager  (August   1997-June  1998);   Assistant
                                Counsel  of  the  Manager  (August   1994-August
                                1997).  An  officer  of  91  portfolios  in  the
                                OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip T. Masterson,            Vice  President  and  Assistant  Counsel  of the
Assistant Secretary since 2002  Manager   (since   July  1998);   formerly,   an
Age: 39                         associate  with  Davis,  Graham,  &  Stubbs  LLP
                                (January  1997-June  1998).  An  officer  of  91
                                portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Denis R. Molleur,               Vice   President  and  Senior   Counsel  of  the
Assistant Secretary since 2001  Manager  (since  July  1999);  formerly  a  Vice
Age: 45                         President and  Associate  Counsel of the Manager
                                (September  1995-July  1999).  An  officer of 82
                                portfolios in the OppenheimerFunds complex.
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All officers serve at the pleasure of the Board.  As of August 4, 2003,  the Trustees,  nominees for Trustee and officers,  individually and as a group,  beneficially  owned less than 1% of the outstanding  Class A shares and no Class B, Class C, Class N or Class Y shares of the Fund.  The foregoing  statement  does not  reflect  ownership  of  shares  of the Fund held of record by an employee  benefit plan for employees of the Manager,  other than the shares  beneficially  owned under the plan by the officers of the Fund listed above. In addition,  each Independent Trustee, and his or her family members,  do not own securities of either the Manager or  OppenheimerFunds
Distributor,  Inc.  (the  "Distributor"  of the  Board  II  Funds)  or any  person  directly  or indirectly controlling, controlled by or under common control with the Manager or Distributor.

                          THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                       A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE

PROPOSAL 2: TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL  INVESTMENT POLICY ON INVESTING
IN U.S. GOVERNMENT SECURITIES

The Fund, as a matter of fundamental  policy,  invests only in obligations  issued or guaranteed by the U.S.  government or its agencies and  instrumentalities,  repurchase  agreements on those securities and hedging  instruments  approved by its Board of Trustees.  This fundamental policy was added when the Fund was  organized  in 1986 to enable the Fund's  shares to be  marketed  to credit  unions,  banks and  other  institutions  whose own  investment  policies  limited  their investment to mutual funds investing only in U.S. government  securities.  In the ensuing years, the Manager has observed that such a policy has hindered its ability to seek competitive  yields compared to other funds in the Lipper Short U.S.  Government category which may invest up to 20%
of  their  assets  in  fixed-income   securities  which  are  not  U.S.  government  securities.
Additionally,  the Fund has long ceased to be targeted to credit unions and banks, and therefore the rationale for the original limitation no longer applies.

The Trustees recommend  replacing the Fund's fundamental policy on investing in U.S.  government securities  with a revised,  non-fundamental  policy  which will require that the Fund invest at least 80% of its assets in U.S. government securities.  If shareholders approve this change, the remaining 20% of the Fund's assets may be invested in  mortgage-backed  securities  that are not issued or guaranteed by the U.S.  government,  its agencies or  instrumentalities,  asset-backed securities,  investment  grade  corporate  debt  obligations  (having a  rating,  at the time of acquisition  by the Fund of at least BBB by Standard & Poor's  Rating  Service or Baa by Moody's
Investors  Service or a comparable  rating by another  nationally-recognized  securities  rating organization,  or, if unrated,  deemed by the Manager to have a  comparable  rating) and certain
other  high   quality   debt   obligations.   The  current   fundamental   policy  and  proposed
non-fundamental policy are listed below.

   Current Fundamental Policy                Proposed Non-Fundamental Policy
   --------------------------                -------------------------------
The   Fund   invests   only   in  U.S.   The Fund  invests  at least  80% of its
government      debt       securities,   net assets  (plus  borrowings  used for
repurchase    agreements    on   those   investment     purposes)     in    debt
securities  and  hedging   instruments   securities    issued    by   the   U.S.
approved by its Board of Trustees.       government,     its     agencies    and
                                         instrumentalities,           repurchase
                                         agreements  on  those   securities  and
                                         hedging  instruments  approved  by  its
                                         Board of Trustees.

By  investing  in the  types of  non-U.S.  government  securities  described  below the Fund may experience higher yields. However,  shareholders should be aware that with increased yield comes increased risk such as credit/default  risk and interest rate risk.  Credit/default  risk is the risk that the issuer of a debt security  might not make  interest and principal  payments on the security as it becomes  due. A downgrade  in an issuer's  credit  rating or other  adverse  news about an issuer can reduce the value of that issuer's securities.  Securities directly issued by the U.S.  Treasury and certain agencies that are backed by the full faith and credit of the U.S.
government  have  little  credit  risk,  and  securities  issued by other  agencies  of the U.S.
government  generally have low credit risks.  Securities  issued by private issuers have greater credit  risks.  If an issuer  fails to pay  interest,  the Fund's  income may be reduced.  If an issuer fails to repay  principal,  the value of that  security  and of the Fund's  shares may be reduced.

As stated above,  if shareholders  approve this Proposal,  the Fund may invest in corporate debt securities  rated investment  grade.  While securities rated "Baa" by Moody's or "BBB" by S&P or
Fitch are investment  grade and are not regarded as junk bonds,  those securities may be subject to special risks and have some speculative characteristics.

Debt securities are also subject to interest rate risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

The  following  are  descriptions  of the types of  securities  in which the Fund may invest the remaining 20% of its assets if shareholders  approve this proposal and the risks associated with those securities.

Mortgage-related  securities  are a form of  derivative  investment  collateralized  by pools of commercial or  residential  mortgages.  Pools of mortgage  loans are assembled as securities for sale to investors by government  agencies or entities or by private  issuers.  These  securities
include  collateralized  mortgage  obligations  ("CMOs"),   mortgage  pass-through   securities,
stripped  mortgage  pass-through  securities,  interests  in  real  estate  mortgage  investment conduits ("REMICs") and other real estate-related securities.

Mortgage-related  securities that are issued or guaranteed by agencies or  instrumentalities  of the U.S.  government have relatively  little credit risk (depending on the nature of the issuer)
but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

As with other debt securities, the prices of mortgage-related  securities tend to move inversely to changes in interest rates.  The Fund can buy  mortgage-related  securities that have interest rates  that move  inversely  to  changes in general  interest  rates,  based on a multiple  of a specific  index.  Although the value of a  mortgage-related  security may decline when  interest rates rise, the converse is not always the case.

In periods of declining interest rates,  mortgages are more likely to be prepaid.  Therefore,  a mortgage-related  security's  maturity  can  be  shortened  by  unscheduled  prepayments  on the underlying mortgages.  Therefore, it is not possible to predict accurately the security's yield.
The  principal  that is  returned  earlier  than  expected  may have to be  reinvested  in other investments having a lower yield than the prepaid security.  Therefore,  these securities may be less  effective as a means of "locking in" attractive  long-term  interest  rates,  and they may have  less  potential  for  appreciation  during  periods  of  declining  interest  rates,  than conventional bonds with comparable state maturities.

Prepayment  risks  can lead to  substantial  fluctuations  in the  value  of a  mortgage-related security.  In turn,  this can  affect  the value of the  Fund's  shares.  If a  mortgage-related security has been  purchased at a premium,  all or part of the premium the Fund paid may be lost if there is a decline in the market value of the  security,  whether that results from  interest
rate  changes  or   prepayments  on  the   underlying   mortgages.   In  the  case  of  stripped
mortgage-related   securities,  if  they  experience  greater  rates  of  prepayment  than  were anticipated, the Fund may fail to recoup its initial investment on the security.

During periods of rapidly rising interest rates, prepayments of mortgage-related  securities may
occur  at  slower  than  expected  rates.   Slower   prepayments   effectively  may  lengthen  a
mortgage-related  security's  expected  maturity.  Generally,  that would cause the value of the security to fluctuate more widely in responses to changes in interest  rates. If the prepayments on the Fund's  mortgage-related  securities  were to  decrease  broadly,  the  Fund's  effective duration and therefore its sensitivity to interest rates, would increase.

As with other debt  securities,  the values of  mortgage-related  securities  may be affected by changes in the market's perception of the  creditworthiness of the entity issuing the securities or  guaranteeing  them.  Their values may also be affected by changes in government  regulations and tax policies.

Asset-backed  securities are fractional  interests in pools of loans collateralized by the loans or other  assets  or  receivables.  They are  typically  issued by trusts  and  special  purpose corporations  that pass the income from the underlying pool to the buyer of the interest.  These securities  are subject to prepayment  risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

Private-Issuer Securities do not offer any credit backing of the U.S. government.  These include multi-class debt or pass-through  certificates  secured by mortgage loans. They may be issued by banks,  savings and loans,  mortgage  bankers or special trusts.  Private issuer  securities are subject to the credit  risks of the  issuers.  There is the risk that the  issuers  may not make timely  payment of interest or repay  principal  when due,  although in some cases those payment obligations may be supported by insurance or guarantees.  The Fund will limit its investments in private  issuer  securities to  securities  rated within the four highest  rating  categories of
Moody's Investors Service,  Inc. or Standard & Poor's Rating Service and unrated securities that the  Manager  deems  comparable  to rated  securities  in those  categories.  These are known as
"investment-grade"  securities.  The Fund will not be  required  to  automatically  dispose of a security if its rating falls after the Fund buys it.  However,  the Manager will evaluate  those securities to determine whether to keep them in the Fund's portfolio.

Zero-Coupon  bonds pay no interest.  They are issued at a  substantial  discount from their face value. They may be securities issued by the U.S. government or private issuers.

"Stripped"  securities are the separate income or principal components of a debt security.  Some
CMOs or  other  mortgage-related  securities  may be  stripped,  with  each  component  having a different  proportion  of  principal  or  interest  payments.  One class  might  receive all the interest and the other all the principal payments.

Zero-coupon and stripped  securities are subject to greater  fluctuations in price from interest rate changes than typical  interest-bearing  debt  securities.  The Fund may have to pay out the imputed income on zero coupon securities without receiving the cash currently,  causing the Fund to sell  portfolio  securities  that it  otherwise  might have  continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Stripped  securities  are  particularly  sensitive to changes in interest  rates.  The values of interest-only and  principal-only  mortgage-related  securities are very sensitive to changes in interest rates and prepayments of underlying  mortgages.  The market for these securities may be limited, making it difficult for the Fund to sell its holdings at an acceptable price.

Although  the  revised,  non-fundamental  policy  could be changed by the Trustees in the future without shareholder  approval,  shareholders would receive at least 60 days' prior notice of any proposed  material  change in the Fund's policy  regarding the minimum amount it invests in U.S.
government  securities.  Approval  of this  proposal  will  not  affect  the  Fund's  investment objective of seeking high current return and safety of principal or the Fund's limited  duration policy.

                          THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                         THAT YOU APPROVE THE PROPOSAL DESCRIBED ABOVE

                                   INFORMATION ABOUT THE FUND

Fund  Information.  As of the close of business on August 4, 2003, the Fund had  314,508,681.708
shares   outstanding,   consisting  of  140,540,823.675   Class  A,   75,199,033.491   Class  B,
71,824,473.526  Class C, 4,147,050.297 Class N and 22,797,300.719 Class Y shares. Each share has voting rights as stated in this Proxy  Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial  Owners.  Occasionally,  the  number  of shares  of the Fund  held in  "street  name"
accounts of various  securities  dealers for the benefit of their  clients as well as the number of shares held by other  shareholders  of record may exceed 5% of the total shares  outstanding.
As of August  1,  2003,  the only  persons  who  owned of  record  or were  known by the Fund to beneficially own 5% or more of any class of the Fund's outstanding shares were:

Merrill  Lynch  Pierce  Fenner & Smith,  4800 Deer Lake Drive E., 3rd  Floor,  Jacksonville,  FL
32246,  which  owned  7,675,637.142  Class C shares  (representing  approximately  10.68% of the
Fund's then-outstanding Class C shares), for the benefit of its customers.

Merrill  Lynch  Pierce  Fenner & Smith,  4800 Deer Lake Drive E., 3rd  Floor,  Jacksonville,  FL
32246, which owned 458,383.665 Class N shares  (representing  approximately 11.05% of the Fund's then-outstanding Class N shares), for the benefit of its customers.

Oppenheimer Capital  Preservation Fund, 6803 South Tucson Way, Englewood,  CO 80112, which owned
22,644,966.789 Class Y shares (representing  approximately 99.33% of the Fund's then-outstanding
Class Y shares), for the benefit of its shareholders.

The Manager,  the Distributor  and the Transfer Agent.  Subject to the authority of the Board of
Trustees,  the Manager is  responsible  for the  day-to-day  management  of the Fund's  business pursuant to its investment advisory agreement with the Fund. OppenheimerFunds  Distributor, Inc.
(the  "Distributor"),  a wholly owned subsidiary of the Manager,  is the general  distributor of the Fund's shares.  The Manager and the Distributor are located at 498 Seventh Avenue, New York,
NY 10018.  OppenheimerFunds  Services,  a division of the Manager,  located at 6803 South Tucson
Way,  Centennial,  CO  80112,  serves as the  transfer  and  shareholder  servicing  agent  (the
"Transfer  Agent") for the Fund, for which it was paid  $2,948,149 by the Fund during the fiscal year ended September 30, 2002.

The Manager  (including  affiliates and subsidiaries)  currently manages  investment  companies, including  the  Oppenheimer  funds,  with assets of more than $130  billion as of June 30, 2003, including more than 65 funds having more than 7 million shareholder  accounts.  The Manager is a wholly owned subsidiary of Oppenheimer  Acquisition Corp.  ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual").  The Manager, the Distributor and
OAC are located at 498 Seventh Avenue,  New York, New York 10018.  MassMutual is located at 1295
State Street,  Springfield,  Massachusetts  01111. OAC acquired the Manager on October 22, 1990.
As indicated  below,  the common stock of OAC is owned by (i) certain  officers and/or directors of the Manager,  (ii) MassMutual and (iii) another  investor.  No institution or person holds 5%
or more of OAC's outstanding common stock except MassMutual.  MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three  classes.  At February 28, 2003,  MassMutual  held
(i) all of the  21,600,000  shares of Class A voting stock,  (ii)  12,642,025  shares of Class B voting stock, and (iii) 21,178,801  shares of Class C non voting stock in OAC. This collectively represented  96.116% of the  outstanding  common stock and 97.065% of the voting power of OAC as of that date.  Certain  officers and/or  directors of the Manager held (i) 663,481 shares of the
Class B voting  stock,  representing  .0115% of the  outstanding  common stock and .0188% of the voting  power,  (ii) 297,684  shares of Class C non voting  stock,  and (iii)  options  acquired without cash payment which,  when they become  exercisable,  allow the holders to purchase up to
$8.3  million  shares of Class C non voting  stock.  That group  includes  persons  who serve as officers of the Fund and John V. Murphy, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common stock may put (sell)  their shares and vested  options to OAC or  MassMutual at a formula  price (based on, among other  things,  the revenue,  income, working  capital,  and excess cash of the  Manager).  MassMutual  may exercise  call  (purchase)
options on all  outstanding  shares of both such classes of common  stock and vested  options at the same formula price.  Since August 1998, the only transactions by a person who served or will serve,  if  elected,  as a Trustee  of the Fund were by Mr.  Swain and Mr.  Bowen.  During  that period,  Mr. Swain sold 93,000 Class B shares to MassMutual for a cash payment of $4,278,930 and surrendered  for  cancellation  263,423  options to  MassMutual  for combined  cash  payments of
$11,328,836.  During the period,  Mr. Bowen sold 11,420 Class B shares to MassMutual  for a cash payment of $357,789 and surrendered for cancellation  237,640 options to MassMutual for combined cash payments of $1,978,140.

The names and principal  occupations of the executive  officers and directors of the Manager are as follows:  John Murphy,  Chairman,  President,  Chief Executive  Officer and a director;  Kurt
Wolfgruber,  Executive Vice President and Chief Investment Officer;  Robert G. Zack, Senior Vice
President and General Counsel;  Andrew Ruotolo,  Executive Vice President and a director;  Craig
Dinsell and James Ruff,  Executive Vice Presidents;  Brian W. Wixted,  Senior Vice President and
Treasurer; and Charles Albers, Bruce Bartlett,  Robert Bonomo, Bruce Dunbar, Ronald H. Fielding,
John Forrest,  P. Lyman Foster,  Robert B. Grill,  Robert Guy, Ruggero deRossi,  Steve Ilnitzki,
Lynn Oberist Keeshan,  Thomas W. Keffer,  Chris Leavy,  Angelo  Manioudakis,  Charles  McKenzie,
Andrew J. Mika, David Robertson,  Keith Spencer,  Arthur Steinmetz,  John Stoma,  Martin Telles,
Jerry A. Webman, William L. Wilby, Donna Winn, Kenneth Winston, Philip Witkower,  Carol Wolf and
Arthur J.  Zimmer,  Senior  Vice  Presidents.  These  officers  are  located at one of the three offices  of the  Manager:  498  Seventh  Avenue,  New York,  NY 10018;  6803 South  Tucson  Way,
Centennial, CO 80112; and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian.  Citibank, N.A., 399 Park Avenue, New York, NY 10043, acts as custodian of the Fund's securities and other assets.

Reports to  Shareholders  and Financial  Statements.  The Annual Report to  Shareholders  of the
Fund,  including financial  statements of the Fund for the fiscal year ended September 30, 2002, has previously been sent to shareholders.  The Semi-Annual Report to Shareholders of the Fund as
of March 31, 2003 also has previously been sent to shareholders.  Upon request, shareholders may obtain without charge a copy of the Annual Report and Semi-Annual  Report by writing the Fund at the address above, or calling the Fund at  1.800.708.7780  or visiting the Manager's  website at
www.oppenheimerfunds.com.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending  duplicate  copies of materials to households,  the Fund mails only one copy of each prospectus and annual and semi-annual report to shareholders  having the same last name and address on the  Fund's  records.  The  consolidation  of these  mailings,  called  householding, benefits the Fund through reduced mailing expenses.

If you want to  receive  multiple  copies of these  materials  or  request  householding  in the future,  you may call the  Transfer  Agent at  1.800.708.7780.  You may also notify the Transfer
Agent in writing.  Individual  copies of prospectuses  and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

                        FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies.  The cost of preparing,  printing and mailing the proxy ballot,  notice of meeting,  and this Proxy  Statement  and all other costs  incurred with the  solicitation  of proxies,  including any additional solicitation by letter, telephone or otherwise,  will be paid by the Fund.  In  addition  to  solicitations  by mail,  officers  of the Fund or  officers  and
employees  of  the  Transfer  Agent,   without  extra   compensation,   may  conduct  additional
solicitations personally or by telephone.

Proxies  also may be  solicited  by a proxy  solicitation  firm hired at the  Fund's  expense to assist in the solicitation of proxies.  Currently, if the Fund determines to retain the services of a proxy  solicitation firm, the Fund anticipates  retaining Alamo Direct Mail Services,  Inc.
Any proxy  solicitation  firm engaged by the Fund, among other things,  will be: (i) required to maintain the  confidentiality  of all shareholder  information;  (ii) prohibited from selling or otherwise  disclosing  shareholder  information to any third party; and (iii) required to comply with applicable telemarketing laws.

If the Fund does engage a proxy  solicitation  firm,  as the Meeting  date  approaches,  certain shareholders  may receive  telephone calls from a  representative  of the  solicitation  firm if their vote has not yet been received.  Authorization to permit the solicitation  firm to execute proxies may be obtained by telephonic  instructions from shareholders of the Fund.  Proxies that are obtained  telephonically will be recorded in accordance with the procedures set forth below.
These  procedures  have been designed to reasonably  ensure that the identity of the shareholder providing voting  instructions is accurately  determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited,  the  solicitation  firm  representative  is required  to ask for each  shareholder's  full  name,  address,  the  last  four  digits  of the shareholder's  social security or employer  identification  number, title (if the shareholder is authorized  to act on  behalf of an  entity,  such as a  corporation)  and to  confirm  that the shareholder  has  received  the Proxy  Statement  and  ballot in the  mail.  If the  information solicited agrees with the information  provided to the solicitation  firm, the solicitation firm representative has the  responsibility to explain the process,  read the proposals listed on the proxy ballot,  and ask for the  shareholder's  instructions on such proposals.  The solicitation firm  representative,  although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote. The solicitation firm  representative
may  read  any  recommendation  set  forth  in  the  Proxy  Statement.   The  solicitation  firm
representative  will record the  shareholder's  instructions.  Within 72 hours,  the shareholder will be sent a confirmation of his or her vote asking the  shareholder to call the  solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated  the cost of engaging a proxy  solicitation  firm will not exceed $25,000 plus the  additional  out-of-pocket  costs,  that may be  substantial,  incurred in  connection  with contacting those shareholders that have not voted.  Brokers,  banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain  authorization for the execution  of  proxies.  For  those  services,  they  will be  reimbursed  by the Fund for their expenses.

If the  shareholder  wishes to participate in the Meeting,  but does not wish to give his or her proxy  telephonically,  the shareholder  may still submit the proxy ballot  originally sent with the  Proxy  Statement  in the  postage  paid  envelope  provided  or attend  in  person.  Should shareholders  require additional  information  regarding the proxy ballot or a replacement proxy ballot,  they may contact us  toll-free  at  1.800.708.7780.  Any proxy given by a  shareholder, whether in writing  or by  telephone,  is  revocable  as  described  below  under the  paragraph entitled "Revoking a Proxy."

Please  take a few  moments to  complete  your  proxy  ballot  promptly.  You may  provide  your completed  proxy  ballot via  facsimile,  telephonically  or by mailing the proxy  ballot in the postage paid envelope  provided.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Shareholders must enter a unique control number found on their  respective  proxy ballots before  providing voting instructions by telephone.  After a shareholder provides his or her voting  instructions,  those instructions  are read back to the  shareholder  and the  shareholder  must  confirm  his or her voting  instructions  before  disconnecting  the telephone  call. The voting  procedures used in connection  with  telephone  voting are  designed to  reasonably  authenticate  the  identity of shareholders,  to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By  Broker-Dealers.  Shares  owned of record by a  broker-dealer  for the  benefit of its customers  ("street  account shares") will be voted by the  broker-dealer  based on instructions received  from its  customers.  If no  instructions  are  received,  the  broker-dealer  may (if permitted by applicable  stock  exchange  rules) vote, as record holder of such shares,  for the election of Trustees and on the  Proposals in the same  proportion as that  broker-dealer  votes street  account  shares  for  which it has  received  voting  instructions  in time to be voted.
Beneficial  owners of street  account  shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker  non-vote" is deemed to exist when a proxy  received from a broker  indicates that the broker does not have discretionary authority to vote the shares on that matter.  Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Voting  by  the  Trustee  for  OppenheimerFunds-Sponsored   Retirement  Plans.  Shares  held  in
OppenheimerFunds-sponsored  retirement  accounts for which votes are not received as of the last business  day before the Meeting  Date,  will be voted by the  trustee for such  accounts in the same proportion as Shares for which voting  instructions from the Fund's other shareholders have been timely received.

Quorum.  The  presence in person or by proxy of the holders of record of one-third of the shares outstanding  and entitled to vote  constitutes  a quorum at the Meeting for purposes of electing
Trustees.  The  presence  in person or by proxy of the  holders  of more than 50% of the  shares outstanding  and entitled to vote  constitutes a quorum at the meeting for purposes of approving the  proposal  to  eliminate  the Fund's  fundamental  policy on  investing  in U.S.  government securities.  Shares over which  broker-dealers  have  discretionary  voting  power,  shares that represent  broker  non-votes and shares whose proxies  reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining  whether the required quorum of shares exists.

Required Vote.  Persons  nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) nominees  receiving the highest number of  affirmative  votes cast at the Meeting  will be elected as long as the votes FOR a nominee  exceed the votes  AGAINST  that nominee.  Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting  securities"  (as  defined  in the  Investment  Company  Act) of the Fund  voting  in the aggregate and not by class.

How are  votes  counted?  The  individuals  named as  proxies  on the  proxy  ballots  (or their substitutes)  will vote  according  to your  directions  if your proxy  ballot is  received  and properly executed,  or in accordance with the instructions you provide if you vote by telephone.
You may  direct  the proxy  holders  to vote or not vote your  shares on the  proposal  to elect
Trustees by checking the  appropriate  box "For" or "Withhold  Authority"  or you may direct the proxy  holders  to vote your  shares on  Proposal 2 by  checking  the  appropriate  box "FOR" or
"AGAINST,"  or instruct  them not to vote those shares on the proposal by checking the "ABSTAIN"
box.  Alternatively,  you may simply  sign,  date and return your proxy  ballot with no specific instructions as to the proposals.  If you properly execute and return a proxy ballot but fail to indicate how the votes  should be cast,  the proxy ballot will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of Proposal 2.

Shares of the Fund may be held by  certain  institutional  investors  for the  benefit  of their clients.  If the  institutional  investor does not timely receive voting  instructions  from its clients with respect to such Shares,  the institutional  investor may be authorized to vote such
Shares,  as well as Shares the  institutional  investor  itself owns, in the same  proportion as
Shares for which voting instructions from clients are timely received.

Revoking a Proxy.  You may revoke a previously  granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund  expressly  revoking your proxy,  (2) signing and forwarding to the Fund a later-dated  proxy, or (3) attending the Meeting and casting your votes in  person  if you are a record  owner.  Granted  proxies  typically  will be voted at the final meeting,  but may be voted at an adjourned  meeting if  appropriate.  Please be advised that the deadline for revoking  your proxy by telephone is 3:00 P.M. (ET) on the last business day before the Meeting.

Shareholder  Proposals.  The  Fund is not  required  and  does not  intend  to hold  shareholder meetings on a regular basis.  Special  meetings of shareholders  may be called from time to time by either  the Fund or the  shareholders  (for  certain  matters  and under  special  conditions described  in the  Statement  of  Additional  Information).  Under the  proxy  rules of the SEC, shareholder  proposals that meet certain  conditions may be included in a fund's proxy statement for a  particular  meeting.  Those  rules  currently  require  that  for  future  meetings,  the shareholder  must be a record or  beneficial  owner of Fund shares either (i) with a value of at least  $2,000 or (ii) in an  amount  representing  at least 1% of the  fund's  securities  to be voted,  at the time the proposal is submitted and for one year prior thereto,  and must continue to own such shares through the date on which the meeting is held.  Another  requirement  relates to the timely receipt by the Fund of any such proposal.  Under those rules, a proposal must have been  submitted a reasonable  time before the Fund began to print and mail this Proxy  Statement in order to be included in this Proxy  Statement.  A proposal  submitted  for  inclusion  in the
Fund's  proxy  material  for the next  special  meeting  after the  meeting  to which this Proxy
Statement  relates  must be  received  by the Fund a  reasonable  time before the Fund begins to print and mail the proxy  materials  for that  meeting.  Notice of  shareholder  proposals to be presented at the Meeting must have been received  within a reasonable time before the Fund began to mail this  Proxy  Statement.  The fact that the Fund  receives a  proposal  from a  qualified shareholder  in a timely  manner does not ensure its  inclusion  in the proxy  material  because there are other requirements under the proxy rules for such inclusion.

                                         OTHER MATTERS

The Trustees do not intend to bring any matters  before the Meeting other than Proposals 1 and 2 and the  Trustees  and the Manager are not aware of any other  matters to be brought  before the
Meeting by others.  Because  matters not known at the time of the  solicitation  may come before the  Meeting,  the proxy as  solicited  confers  discretionary  authority  with  respect to such matters as properly come before the Meeting,  including any adjournment or adjournments thereof, and it is the  intention  of the  persons  named as  attorneys-in-fact  in the  proxy  (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

In the event a quorum is not present or sufficient  votes in favor of one or more  Proposals set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting,  the persons named in the enclosed proxy (or their  substitutes)  may propose and approve one or more adjournments  of the Meeting to permit further  solicitation of proxies.  All such  adjournments will require the  affirmative  vote of a majority of the shares present in person or by proxy at the session of the Meeting to be  adjourned.  The persons  named as proxies on the proxy ballots
(or their  substitutes)  will vote the Shares  present in person or by proxy  (including  broker non-votes  and  abstentions)  in  favor  of such an  adjournment  if they  determine  additional solicitation is warranted and in the interests of the Fund's  shareholders.  A vote may be taken on one or more of the  proposals  in this proxy  statement  prior to any such  adjournment  if a quorum is present,  sufficient  votes for its  approval  have been  received and it is otherwise appropriate.

                                    By Order of the Board of Trustees,

                                    Robert G. Zack, Secretary
                                    August 20, 2003